Exhibit A


                       RESTRICTED SHARE PURCHASE AGREEMENT

         AGREEMENT, made as of the 31st day of December, 2002, by and between Ford Motor Company, a Delaware corporation ("Seller"), each of the private investment vehicles whose name, address and form and state or jurisdiction of organization are set forth on Exhibit A-1 hereto (collectively the "Private Investment Funds") and each of the publicly-held entities registered as investment companies under the Investment Company Act of 1940 whose name, address and form and state of organization are set forth on Exhibit A-2 hereto (collectively the "Mutual Funds"). The Private Investment Funds and the Mutual Funds are hereinafter collectively called the "Purchasers" and individually called a "Purchaser".

                                R E C I T A L S:
                                 - - - - - - - -

     A. Seller is the holder of record and beneficial owner of 927,301 shares of the Common Stock, par value $.01 per share ("Common Stock") of Ceradyne, Inc., a Delaware company (the "Company") (such shares of Common Stock being hereinafter called the "Purchased Shares");

     B. The Purchased Shares are "restricted securities" as defined in paragraph
(a)(3)(i) of Rule 144 ("Restricted Securities") under the Securities Act of 1933 (the "Act"), having been acquired by Seller from the Company without registration under the Act in a transaction not involving any public offering; and

     C. Seller wishes to sell and transfer the Purchased Shares to the Purchasers, and the Purchasers wish to purchase and acquire the Purchased Shares from Seller, for the price and subject to and upon the terms and conditions set forth in this Agreement, in an unregistered private transaction which will result in the Purchased Shares continuing to be Restricted Securities in the hands of the Purchasers for purposes of the Act.

         NOW, THEREFORE, the parties hereby agree as follows:

     1. Agreement to Sell and Purchase. Subject to and upon the terms and conditions set forth in this Agreement, Seller hereby agrees to sell the Purchased Shares to the Purchasers, and the Purchasers hereby agree to purchase the Purchased Shares from Seller, for a price of $7.00 per share or an aggregate purchase price of $6,491,107 (the "Purchase Price"). At the Closing provided for in Paragraph 6 hereof (the "Closing"), each of the Purchasers shall purchase the number of Purchased Shares and pay the portion of the Purchase Price set forth opposite such Purchaser's name on Exhibit B hereto. However, upon written notice given to Seller and American Stock Transfer & Trust Company, the Transfer Agent for the Company's Common Stock (the "Transfer Agent"), at least three business days before the date fixed for the Closing, the Purchasers may amend Exhibit B to reallocate among themselves the number of Purchased Shares to be purchased and the portion of the Purchase Price to be paid by each Purchaser; provided, however, that the Purchasers may not allocate additional Purchased Shares to any Purchaser organized in a jurisdiction outside the United States without Seller's consent. Any written notice amending Exhibit B shall be signed on behalf of the Private Investment Funds by John C. Michaelson or Glen W. Albanese and on behalf of the Mutual Funds by Peter J.R. Trapp or Vincent E. Gallagher.

     2. Representations and Warranties of Seller. Seller represents and warrants to the Purchasers, as follows:

     (a)  (i) Seller is the beneficial owner of the Purchased  Shares,  free and
          clear  of  any  liens,  encumbrances,   rights,  claims,  equities  or
          interests in favor of any third party.

          (ii) Seller is the holder of record of 680,983 of the Purchased Shares and holds an assignment separate from certificate duly executed by the nominee for Seller's Custodian with respect to 246,318 Purchased Shares held of record for Seller's benefit; and Seller's delivery of such assignment separate from certificate at the Closing as provided in Paragraph 6 will be effective to permit transfer of such 246,318 Purchased Shares into name or names of one or more of the Purchasers on the books of the Company.

     (b) Seller has corporate power and authority, and the person signing this Agreement on its behalf is duly authorized to obligate Seller, to sell the Purchased Shares to the Purchasers pursuant to this Agreement.

     (c) Seller has the unrestricted right to sell the Purchased Shares to the Purchasers pursuant to this Agreement, subject only to approval by the Company's Transfer Agent of the provisions hereof and the documents delivered hereunder relating to compliance with the Act.

     (d)  Each of the  foregoing  representations  and  warranties  is true  and complete as of the date of this Agreement and will be true and complete at the time of the consummation of the purchase and sale of the Purchased Shares at the Closing provided for in Paragraph 6 hereof.

     (e) Neither Seller nor any person authorized to act on its behalf has employed any broker, finder or placement agent or incurred any liability for any brokerage, finder's or placement agent's fees or commissions in connection with the transaction contemplated by this Agreement.

     Seller agrees that it will indemnify, defend, and save harmless each Purchaser and each of their respective directors, officers, agents, and employees, and each person that directly or indirectly controls each Purchaser, from any and all liabilities, claims, demands, suits, and proceedings arising out of any material misstatements in any of the representations or warranties of Seller set forth in Paragraph 2 hereof.

     3. Representations and Warranties of Each Purchaser. Each Purchaser represents and warrants to the Seller, as follows:

     (a) Such Purchaser has corporate or other power and authority, and the person signing this Agreement on its behalf is duly authorized to obligate such Purchaser, to purchase the number of Purchased Shares to be purchased by it from Seller pursuant to this Agreement.

     (b) Such Purchaser is acquiring the Purchased Shared to be purchased by it pursuant to this Agreement for investment purposes for its own account, and not as nominee or agent, and not with a view to the resale or distribution of all or any of such Purchased Shares or any interest therein; and such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participating interest in any of such Purchased Shares.

     (c) Such Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Act and is prepared to hold the Purchased Shares purchased by it pursuant to this Agreement for an indefinite period of time.

     (d) Such Purchaser was formed more than one year ago, and was not formed for the specific purpose of acquiring Common Stock of the Company. No person (as defined in the first sentence of Section 2(a)(2) of the Act) has invested or will invest additional funds or others assets in, or has incurred or will incur additional obligations to, or change its status as a security holder of, such Purchaser, for the purpose or as a result of such Purchaser's acquisition of any of the Purchased Shares.

     (e) The entities and persons making the investment decision to acquire Purchased Shares on behalf of such Purchaser (the "Investment Decision Makers") are experienced and qualified investment professionals who are able to evaluate the merits and risks of investing in Purchased Shares, and are named on Exhibit A-3, along with their positions and/or offices with, and whether they are securities holders of, such Purchaser. Such persons are duly authorized on behalf of such Purchaser to make the investment decision for such Purchaser. Except for such Investment Decision Makers, none of the security holders of such Purchaser has any authority to, or will engage or participate in, any investment decision regarding the purchase of any of the Purchased Shares by such Purchaser.

     (f) Such Purchaser, including its Investment Decision Makers, have had access to all periodic reports and other filings made by the Company with the Securities and Exchange Commission within the past three years; and have had an opportunity to review such reports and filings, and to consult with the professional financial advisers, accountants and counsel for such Purchaser.

     (g) Seller has made no representation to such Purchaser regarding the Company, and specifically has made no representation to such Purchaser regarding the business, prospects, financial condition, or value of the Company. Such Purchaser is aware that an investment in the Company is subject to substantial risk, and that the Purchased Shares being acquired by such Purchaser may eventually prove to be worth substantially less or more than the amount being paid to Seller. Such Purchaser was not sold any of the Purchased Shares by means of any general solicitation.

     (h) Such Purchaser understands that the Purchased Shares have not been registered under the Act, and cannot be sold or offered for sale in the absence of an effective registration statement under the Act, unless an exemption from registration is available and established. Such Purchaser understands that a stop transfer order may be placed on the Purchased Shares by the Transfer Agent.

     (i)  Each of the  foregoing  representations  and  warranties  is true  and complete as of the date of this Agreement and will be true and complete at the time of the consummation of the purchase and sale of the Purchased Shares at the Closing provided for in Paragraph 6 hereof.

     (j) Neither such Purchaser nor any person authorized to act on its behalf has employed any broker, finder or placement agent or incurred any liability for any brokerage, finder's or placement agent's fees or commissions in connection with the transaction contemplated by this Agreement.

     Each Purchaser agrees that it will indemnify, defend, and save harmless the Seller, each of its directors, officers, agents, and employees, and each person that directly or indirectly controls the Seller, from any and all liabilities, claims, demands, suits, and proceedings arising out of any material misstatements in any of the representations or warranties of such Purchaser set forth in Paragraph 3 hereof.

     4. Additional Representations. Each of the Mutual Fund Purchasers hereby represents that it comes within the definition of "accredited investor" set forth in Section 501(a)(1) of Regulation D under the Act. Each of the Private Investment Fund Purchasers hereby represents that it comes within the definition of "accredited investors" set forth in Section 501(a)(3) of Regulation D under the Act. Each of the Purchasers has assets in excess of $5,000,000 as of the date hereof, except for Needham Small-Cap Growth Fund, which has assets in excess of $3,500,000 as of the date hereof. Seller and each Purchaser organized in a jurisdiction outside the United States of America hereby acknowledge and confirm that all negotiations conducted between them or on behalf of either of them and the other which relate to Seller's sale and such Purchaser's purchase of Purchased Shares pursuant to this Agreement occurred solely within the United States of America.

     5. Condition to Closing. The consummation of the purchase and sale of the Purchased Shares provided for in this Agreement shall be subject to approval by the Transfer Agent of the provisions hereof and the documents delivered hereunder relating to compliance with the Act. Seller agrees to deliver or cause to be delivered to the Transfer Agent the documents listed on Exhibit C-1 hereto, each of which is customarily required by the Transfer Agent from a seller of shares of the Company's Common Stock constituting Restricted Securities, and each Purchaser agrees to deliver or cause to be delivered to the Transfer Agent the documents listed on Exhibit C-2 hereto, each of which is customarily required by the Transfer Agent from a purchaser of the Company's Common Stock constituting Restricted Securities.

     6. Closing. The Closing shall take place at the office of the Transfer Agent on a date fixed by the parties hereto, which shall be no less than one week nor more than two weeks after the Transfer Agent has given each party written notice to the effect that it has approved the provisions hereof and the documents delivered hereunder relating to compliance with the Act and is prepared to deliver to each Purchaser one or more stock certificates representing the Purchased Shares purchased by such Purchaser, each bearing the restrictive legend set forth in Paragraph 7. At the Closing, the following actions shall be taken and be deemed to have occurred simultaneously: (a) Seller shall deliver to the Transfer Agent the stock certificates currently representing the Purchased Shares, together with such assignments separate from certificate as shall be effective to permit the transfer on the books of the Company into the name of each Purchaser of the number of Purchased Shares purchased by such Purchaser pursuant to this Agreement, (b) such Purchaser shall deliver to the Seller a certified or bank cashier's check, or immediately available funds by wire transfer, for the portion of the Purchase Price payable by such Purchaser for such Purchased Shares and (c) the Transfer Agent shall deliver to such Purchaser one or more stock certificates representing such Purchased Shares, each bearing the restrictive legend set forth in Paragraph 7.

     7. Restrictive Legend. The stock certificates currently representing the Purchased Shares bear the following restrictive legend and such legend shall be endorsed on each stock certificate delivered to the Purchasers to represent the Purchased Shares:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE FEDERAL OR STATE
          SECURITIES LAWS IN RELIANCE UPON EXEMPTIONS THEREUNDER. THESE SECURITIES MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR PERMIT RELATED THERETO OR UNLESS AN EXEMPTION FROM REGISTRATION AND/OR QUALIFICATION IS AVAILABLE AND AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER IS PROVIDED TO THE ISSUER TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT NECESSARY UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS."

     8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and transferees by operation of law.

     9. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and communications of the parties, whether written or oral, in connection herewith. The parties acknowledge that by execution of this agreement, they do not intend to create rights in or impose obligations on any person or entity other than themselves, and, except as provided herein with respect to the Transfer Agent, no third party shall be justified in relying upon any provision of this Agreement.

     10. Modifications; Counterparts; Notices, Etc. No provision of this agreement shall be waived, modified or amended except by an instrument in writing signed by the parties hereto. This Agreement may be executed in any number of counterparts which together shall constitute one and the same agreement. All notices, demands, consents, and other communications required or permitted to be given pursuant to this agreement shall be in writing and shall be sent by a recognized overnight delivery service, addressed to the party or parties for whom intended (a) if to a Purchaser, at its address set forth on Exhibit A-1 or Exhibit A-2 hereto, or (b) if to Seller, to the address set forth on the signature page hereto, and shall be deemed effective upon receipt by such party or parties. Any party may change its address by like notice.

     11. Choice of Law. This agreement shall be construed in accordance with and governed by the internal laws of the State of New York without regard to the conflicts of law provisions thereof (other than section 5-1401 of the New York General Obligations Law).

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.



                                SELLER:
                                ------

                                FORD MOTOR COMPANY



                                By:  /s/Martin Saffer
                                     ---------------------------
                                     Name: Martin Saffer
                                     Title: Attorney-in-fact


                                Address:
                                Ford Motor Company
                                One American Road
                                Dearborn, Michigan 48126-2798
                                Attention:  Corporate Secretary


                                PURCHASERS:
                                ----------

                                NEEDHAM EMERGING GROWTH PARTNERS, L.P.



                                By:  /s/Glen W. Albanese
                                     ---------------------------
                                     Name: Glen W. Albanese
                                     Title: Chief Financial Officer



                                NEEDHAM CONTRARIAN FUND, L.P.



                                By:  /s/Glen W. Albanese
                                     ---------------------------
                                     Name: Glen W. Albanese
                                     Title: Chief Financial Officer

                                NEEDHAM EMERGING GROWTH PARTNERS (CAYMANS), L.P.



                                By:  /s/Glen W. Albanese
                                     ---------------------------
                                     Name: Glen W. Albanese
                                     Title: Chief Financial Officer



                                NEEDHAM CAPITAL PARTNERS II, L.P.



                                By:  /s/Glen W. Albanese
                                     ---------------------------
                                     Name: Glen W. Albanese
                                     Title: Chief Financial Officer



                                NEEDHAM CAPITAL PARTNERS II
                                   (BERMUDA), L.P.



                                By:  /s/Glen W. Albanese
                                     ---------------------------
                                     Name: Glen W. Albanese
                                     Title: Chief Financial Officer



                                NEEDHAM CAPITAL PARTNERS III, L.P.



                                By:  /s/Glen W. Albanese
                                     ---------------------------
                                     Name: Glen W. Albanese
                                     Title: Chief Financial Officer



                                NEEDHAM CAPITAL PARTNERS III A, L.P.



                                By:  /s/Glen W. Albanese
                                     ---------------------------
                                     Name: Glen W. Albanese
                                     Title: Chief Financial Officer

                                NEEDHAM CAPITAL PARTNERS III
                                   (BERMUDA), L.P.



                                By:  /s/Glen W. Albanese
                                     ---------------------------
                                     Name: Glen W. Albanese
                                     Title: Chief Financial Officer



                               NEEDHAM GROWTH FUND



                               By:  /s/Peter J. R. Trapp
                                     ---------------------------
                                     Name: Peter J. R. Trapp
                                     Title: Executive Vice President & Portfolio
                                            Manager



                                NEEDHAM SMALL-CAP GROWTH FUND



                                By:  /s/Vincent E. Gallagher
                                     ---------------------------
                                     Name: Vincent E. Gallagher
                                     Title: Executive Vice President & Portfolio
                                            Manager


                                           EXHIBIT A-1
                                           -----------

                                                                                   Organization         State of
Private Investment Fund Name                                      Address              Type             Formation
-----------------------------------------------------------  -----------------  ------------------  ----------------
Needham Emerging Growth Partners, L.P.                               A                 L.P.             Delaware

Needham Contrarian Fund, L.P.                                        A                 L.P.             Delaware

Needham Emerging Growth Partners (Caymans), L.P.                     B                 L.P.          Cayman Islands

Needham Capital Partners II, L.P.                                    A                 L.P.             Delaware

Needham Capital Partners II (Bermuda), L.P.                          C                 L.P.              Bermuda

Needham Capital Partners III, L.P.                                   A                 L.P.             Delaware

Needham Capital Partners III A, L.P.                                 A                 L.P.             Delaware

Needham Capital Partners III (Bermuda), L.P.                         C                 L.P.              Bermuda


Addresses
---------

A    445 Park Avenue
     New York, NY  10022

B    Hemisphere Fund Managers Limited
     3rd Floor Harbour Centre
     George Town, Grand Cayman
     Cayman Islands

C    Hemisphere Management Limited
     Hemisphere House
     9 Church Street
     Hamilton, Bermuda, HM12


                                   EXHIBIT A-2
                                   -----------

                                                                                   Organization         State of
Mutual Fund Name                                                  Address              Type             Formation
-----------------------------------------------------------  -----------------  ------------------  ----------------
Needham Growth Fund                                                  A             Corporation          Maryland

Needham Small-Cap Growth Fund                                        A             Corporation          Maryland



Addresses

A    445 Park Avenue
     New York, NY  10022



                                   EXHIBIT A-3
                                   -----------

                                                                                                                     Investment in
Fund Name                          Investment Decision Maker* ENTITY    Investment Decision Maker* INDIVIDUALS       Underlying Fund
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Emerging Growth            Needham Management Partners, L.P.       George A. Needham, General Partner                 YES
Partners, L.P.                                                             James K. Kloppenburg, General Partner              YES
                                                                           John C. Michaelson, General Partner                YES
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Contrarian Fund, L.P.      Needham Management Partners, L.P.       George A. Needham, General Partner                 YES
                                                                           James K. Kloppenburg, General Partner              YES
                                                                           John C. Michaelson, General Partner                YES
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Emerging Growth            Needham Management Partners, L.P.       George A. Needham, General Partner                 NO
Partners (Caymans), L.P.                                                   James K. Kloppenburg, General Partner              NO
                                                                           John C. Michaelson, General Partner                NO
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Capital Partners II,       Needham Capital Management LLC          George A. Needham, Member                          YES
L.P.                                                                       John C. Michaelson, Member                         YES
                                                                           John J. Prior, Jr., Member                         YES
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Capital Partners III,      Needham Capital Management LLC          George A. Needham, Member                          YES
L.P.                                                                       John C. Michaelson, Member                         YES
                                                                           John J. Prior, Jr., Member                         YES
                                                                           Thomas P. Shanahan, Memb                           YES
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Capital Partners III A,    Needham Capital Management LLC          George A. Needham, Member                          YES
L.P                                                                        John C. Michaelson, Member                         YES
                                                                           John J. Prior, Jr., Member                         YES
                                                                           Thomas P. Shanahan, Member                         YES
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Capital Partners II        Needham Capital Management              George A. Needham, Member                          YES
(Bermuda), L.P.                    (Bermuda), LLC                          John C. Michaelson, Member                         YES
                                                                           John J. Prior, Jr., Member                         YES
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Capital Partners III       Needham Capital Management              George A. Needham, Member                          YES
(Bermuda), L.P.                    (Bermuda), LLC                          John C. Michaelson, Member                         YES
                                                                           John J. Prior, Jr., Member                         YES
                                                                           Thomas P. Shanahan, Member                         YES
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Growth Fund                Needham Investment Management, LLC      Peter J.R. Trapp, Executive Vice-President         YES
---------------------------------  -----------------------------------  ------------------------------------------------  ----------
Needham Small-Cap Growth           Needham Investment Management, LLC      Vincent E. Gallagher, Executive Vice-President     YES
Fund
---------------------------------  -----------------------------------  -------------------------------------------------  ---------
* As such term is defined in Section 3(e) of the Restricted Share Purchase
Agreement.


                                    EXHIBIT B
                                    ---------

                                                                            Shares to be          Purchase Price
Purchaser Name                                                               Purchased                Paid
-----------------------------------------------------------------------    ----------------    ------------------
Needham Emerging Growth Partners, L.P.                                           200,000        $    1,400,000.00

Needham Contrarian Fund, L.P.                                                    125,000        $      875,000.00

Needham Emerging Growth Partners (Caymans), L.P.                                  60,000        $      420,000.00

Needham Capital Partners II, L.P.                                                 87,710        $      613,970.00

Needham Capital Partners II (Bermuda), L.P.                                       12,290        $       86,030.00

Needham Capital Partners III, L.P.                                               115,366        $      807,562.00

Needham Capital Partners III A, L.P.                                              11,863        $       83,041.00

Needham Capital Partners III (Bermuda), L.P.                                      22,771        $      159,397.00

Needham Growth Fund                                                              277,301        $    1,941,107.00

Needham Small-Cap Growth Fund                                                     15,000        $      105,000.00
                                                                           ----------------    ------------------
                                                                                 927,301        $    6,491,107.00
                                                                           ================    ==================


                                   Exhibit C-1
                                   -----------

1. Medallion Guaranteed stock powers signed by an authorized representative of Ford Motor Company.

2. Evidence of the authorized representative's authority to sign on behalf of Ford Motor Company.

3. The Ceradyne stock certificates that are being transferred.

4. A legal opinion to the effect that the transfer of the shares is exempt from registration under the Securities Act of 1933, which may include qualifications.

                                   Exhibit C-2
                                   -----------

1. Instructions as to whom the shares are to be transferred to, including names of record owners, addresses, and tax identification numbers.

2. Delivery instructions as to how the stock certificates are to be delivered to the transferees (including overnight courier account number to charge if applicable.